Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

 CHESAPEAKE LODGING TRUST REPORTS FOURTH QUARTER RESULTS

ARLINGTON, VA, February 21, 2019 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended December 31, 2018.
HIGHLIGHTS

•	Comparable RevPAR: 3.7% increase for the 20-hotel portfolio over the same period in 2017.

•	Comparable Adjusted Hotel EBITDAre Margin: 110 basis point increase to 31.1% for the 20-hotel portfolio over the same period in 2017.

•	Adjusted Hotel EBITDAre: $44.3 million.

•	Adjusted Corporate EBITDAre: $39.9 million.

•	Net income available to common shareholders: $13.2 million or $0.22 per diluted common share.

•	Adjusted FFO: $31.8 million or $0.54 per diluted common share.

“During the fourth quarter, our hotel portfolio generated RevPAR growth of 3.7%, which exceeded the midpoint of our provided outlook, and margin improvement of 110 basis points, which exceeded the high end of our provided outlook. We were successful in our appeals of property tax reassessments in Chicago during the quarter which contributed to 30 basis points of margin improvement. Overall, we are very pleased with our results and performance during the fourth quarter of 2018,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.

Mr. Francis continued, “Our renovation at the Hotel Adagio San Francisco, Autograph Collection, was completed in the fourth quarter of 2018 and now our four hotels located in San Francisco, which contribute over 25% of our portfolio EBITDAre, are fully renovated and well positioned to take advantage for what is widely expected to be a record-setting 2019 in terms of city-wide room nights generated from the completion of the newly renovated and expanded Moscone Center. The forecasted strength in San Francisco is expected to contribute significantly to our portfolio’s healthy RevPAR growth expected in 2019 despite (1) weaker city-wide convention calendars in several of our other markets, including Boston, Chicago, and Washington, DC and (2) negative impact, primarily in the first quarter, from guestroom renovations at three of our other hotels.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months and year ended December 31, 2018 and 2017 (in millions, except share and per share amounts):

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Total revenue	$142.5	$142.7	$597.2	$598.3

Net income available to common shareholders	$13.2	$27.6	$97.0	$66.5
Net income per diluted common share	$0.22	$0.46	$1.62	$1.11

Adjusted Hotel EBITDAre(1)	$44.3	$42.5	$193.6	$188.6

Adjusted Corporate EBITDAre(1)	$39.9	$37.3	$174.6	$169.5

AFFO available to common shareholders(1)	$31.8	$28.4	$139.2	$128.6
AFFO per diluted common share	$0.54	$0.48	$2.34	$2.17

Weighted-average number of diluted common shares outstanding	59,415,590	59,311,061	59,390,839	59,255,244
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.
HOTEL OPERATING RESULTS

The Trust uses the term "comparable" to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. As of December 31, 2018, the Trust owned 20 hotels. Since the Hyatt Centric Santa Barbara was sold on July 26, 2018 and The Hotel Minneapolis, Autograph Collection was sold on November 8, 2017, they have been excluded from the comparable hotel portfolio metrics for the three months and year ended December 31, 2018 and 2017. Included in the following table are comparisons of the key operating metrics for the comparable 20-hotel portfolio for the three months and year ended December 31, 2018 and 2017 (in thousands, except for ADR and RevPAR):

	Three Months Ended December 31,			Year Ended December 31,
	2018	2017	Change	2018	2017	Change
Comparable Occupancy	82.3%	80.7%	160 bps	85.5%	83.1%	240 bps
Comparable ADR	$223.86	$220.19	1.7%	$228.58	$225.47	1.4%
Comparable RevPAR	$184.26	$177.68	3.7%	$195.37	$187.25	4.3%
Comparable Adjusted Hotel EBITDAre(1)	$44,347	$41,305	7.4%	$190,592	$180,293	5.7%
Comparable Adjusted Hotel EBITDAre Margin(1)	31.1%	30.0%	110 bps	32.4%	31.6%	80 bps
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

DIVIDEND
On October 15, 2018, the Trust paid a dividend in the amount of $0.40 per share to its common shareholders of record as of September 28, 2018. On December 18, 2018, the Trust declared a dividend in the amount of $0.40 per share payable to its common shareholders of record as of December 31, 2018. The dividend was paid on January 15, 2019.
2019 OUTLOOK
The Trust's 2019 outlook assumes no future acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

	First Quarter 2019 Outlook		Full Year 2019 Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income	$6.1	$7.5	$66.6	$72.6
Net income per diluted common share	$0.10	$0.12	$1.11	$1.21

Adjusted Corporate EBITDAre	$30.4	$31.9	$174.8	$181.8

AFFO available to common shareholders	$24.8	$26.1	$140.0	$146.0
AFFO per diluted common share	$0.41	$0.44	$2.35	$2.45

Corporate cash general and administrative expense	$3.0	$3.2	$11.0	$12.0
Corporate non-cash general and administrative expense	$2.0	$2.0	$7.7	$7.7

Weighted-average number of diluted common shares outstanding	59.8	59.8	59.6	59.6

20-HOTEL PORTFOLIO:

RevPAR	$175.00	$178.00	$198.00	$202.00
RevPAR change as compared to 2018(1)	1.0%	3.0%	1.5%	3.5%
Adjusted Hotel EBITDAre	$35.3	$37.0	$193.5	$201.5
Adjusted Hotel EBITDAre Margin	26.7%	27.5%	32.3%	33.0%
Adjusted Hotel EBITDAre Margin change as compared to 2018(1)	(125) bps	(50) bps	(15) bps	60 bps
_____________
(1) The comparable 2018 period excludes results of operations for the Hyatt Centric Santa Barbara, which was sold on July 26, 2018.
The Trust’s 2019 outlook contemplates the expected revenue and Adjusted Hotel EBITDAre displacement from guestroom renovations taking place primarily during the first quarter at the 195-room Homewood Suites Seattle Convention Center, the 193-room Hilton Checkers Los Angeles and the 429-room Hyatt Regency Mission Bay Spa and Marina. The Trust estimates that the negative impact on RevPAR growth for the first quarter and full year 2019 will be approximately 200 basis points and 50 basis points, respectively, and the negative impact on Adjusted Hotel EBITDAre Margin growth for the first quarter and full year 2019 will be approximately 80 basis points and 20 basis points, respectively, resulting in Adjusted Hotel EBITDAre displacement of approximately $1.75 million and $2.0 million for the first quarter and full year 2019, respectively.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

NON-GAAP FINANCIAL MEASURES
The Trust reports the following seven non-GAAP financial measures (within the meaning of the rules of the Securities and Exchange Commission) that it believes are useful to investors as key measures of its operating performance: (1) EBITDAre, (2) Adjusted Corporate EBITDAre, (3) Adjusted Hotel EBITDAre, (4) Adjusted Hotel EBITDAre Margin, (5) FFO, (6) FFO available to common shareholders and (7) AFFO available to common shareholders. Effective January 1, 2018, the Trust began reporting EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin are equivalent to the Trust's previously reported Adjusted Corporate EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin measures, respectively. Reconciliations of all non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
EBITDAre — The Trust calculates EBITDAre in accordance with standards established by NAREIT, which defines EBITDAre as net income (calculated in accordance with GAAP) before interest, income taxes, depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, and adjustments for unconsolidated partnerships and joint ventures. The Trust believes that EBITDAre provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDAre — The Trust further adjusts EBITDAre for certain additional recurring and non-recurring items that are not in NAREIT’s definition of EBITDAre. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. For the three months and year ended December 31, 2017, the Trust also adjusted for the non-recurring impact resulting from the change in management at the Hilton Denver City Center (formerly the Denver Marriott City Center), which included a non-cash write-off of an unfavorable contract liability, a settlement gain, and transition-related expenses. The Trust believes that Adjusted Corporate EBITDAre provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
Adjusted Hotel EBITDAre — The Trust further adjusts Adjusted Corporate EBITDAre for corporate general and administrative expenses, which is a recurring item. The Trust believes that Adjusted Hotel EBITDAre provides investors a useful financial measure to evaluate the Trust’s hotel operating performance by excluding the impact of corporate-level expenses.
Adjusted Hotel EBITDAre Margin — Adjusted Hotel EBITDAre Margin is defined as Adjusted Hotel EBITDAre as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDAre Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
FFO — The Trust calculates FFO in accordance with standards established by NAREIT, which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, adjustments for unconsolidated partnerships and joint ventures, and the cumulative effect of changes in accounting principles. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders — The Trust reduces FFO for preferred share dividends, write-off of issuance costs of redeemed preferred shares, and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders — The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. For the three months and year ended December 31, 2017, the Trust also adjusted for (1) the impact, net of tax, resulting from the change in management at the Hilton Denver City Center (formerly the Denver Marriott City Center), which included a non-cash write-off of an unfavorable contract liability, a settlement gain, and transition-related expenses and (2) the non-cash adjustment to the Trust's deferred tax assets and liabilities resulting from the enactment of the Tax Cuts and Jobs Act, both of which were non-recurring items. The Trust believes that AFFO available to common shareholders provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, February 21, 2019 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 3040654. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on February 28, 2019. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 3040654. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 6,279 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

references to assumptions and forecasts, such as the Trust’s first quarter and full year 2019 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of February 21, 2019, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2018	2017

ASSETS
Property and equipment, net	$1,732,154	$1,823,217
Intangible assets, net	34,678	35,256
Cash and cash equivalents	71,259	44,314
Restricted cash	31,614	30,602
Accounts receivable, net	18,360	20,769
Prepaid expenses and other assets	21,012	21,202
Total assets	$1,909,077	$1,975,360

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$751,389	$829,552
Accounts payable and accrued expenses	72,555	65,783
Other liabilities	31,155	31,597
Total liabilities	855,099	926,932

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 60,263,670 shares and 59,941,088 shares issued and outstanding, respectively	603	599
Additional paid-in capital	1,193,455	1,190,250
Cumulative dividends in excess of net income	(144,341)	(144,734)
Accumulated other comprehensive income	4,261	2,313
Total shareholders’ equity	1,053,978	1,048,428
Total liabilities and shareholders’ equity	$1,909,077	$1,975,360

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.33	3.00
Leverage ratio(1)	33.1%	39.2%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
	(unaudited)
REVENUE
Rooms	$106,441	$106,402	$455,287	$450,812
Food and beverage	28,906	29,095	112,496	118,715
Other	7,162	7,158	29,389	28,740
Total revenue	142,509	142,655	597,172	598,267

EXPENSES
Hotel operating expenses:
Rooms	26,351	26,361	106,974	107,183
Food and beverage	21,041	21,760	83,917	88,454
Other direct	1,213	1,321	4,934	5,457
Indirect	49,481	36,784	207,457	194,212
Total hotel operating expenses	98,086	86,226	403,282	395,306
Depreciation and amortization	18,651	18,978	75,585	76,230
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,470	5,252	18,992	19,050
Total operating expenses	121,337	110,586	498,379	491,106

Interest income	330	—	558	—
Interest expense	(8,196)	(8,950)	(34,399)	(33,939)
Gain on sale of hotels	—	6,102	33,109	6,102

Income before income taxes	13,306	29,221	98,061	79,324
Income tax expense	(78)	(1,619)	(1,095)	(3,089)

Net income	13,228	27,602	96,966	76,235
Preferred share dividends	—	—	—	(5,274)
Write-off of issuance costs of redeemed preferred shares	—	—	—	(4,419)
Net income available to common shareholders	$13,228	$27,602	$96,966	$66,542

Net income per common share:
Basic	$0.22	$0.47	$1.63	$1.12
Diluted	$0.22	$0.46	$1.62	$1.11

Weighted-average number of common shares outstanding:
Basic	59,151,768	59,044,308	59,138,676	59,029,490
Diluted	59,415,590	59,311,061	59,390,839	59,255,244

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2018	2017

Cash flows from operating activities:
Net income	$96,966	$76,235
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	75,585	76,230
Air rights contract amortization	520	520
Write-off of unfavorable contract liability	—	(11,815)
Deferred financing costs amortization	1,588	1,682
Gain on sale of hotels	(33,109)	(6,102)
Share-based compensation	7,562	7,497
Other	(302)	(593)
Changes in assets and liabilities:
Accounts receivable, net	1,893	(1,093)
Prepaid expenses and other assets	1,866	(1,976)
Accounts payable and accrued expenses	6,765	1,283
Other liabilities	(127)	1,667
Net cash provided by operating activities	159,207	143,535

Cash flows from investing activities:
Disposition of hotels, net of cash sold	89,821	45,991
Improvements and additions to hotels	(41,898)	(55,051)
Net cash provided by (used in) investing activities	47,923	(9,060)

Cash flows from financing activities:
Redemption of preferred shares	—	(125,000)
Borrowings under revolving credit facility	55,000	315,000
Repayments under revolving credit facility	(120,000)	(310,000)
Proceeds from issuance of unsecured term loan	—	225,000
Scheduled principal payments on mortgage debt	(13,188)	(137,657)
Payment of deferred financing costs	(1,563)	(1,783)
Payment of dividends to common shareholders	(95,069)	(95,909)
Payment of dividends to preferred shareholders	—	(7,320)
Repurchase of common shares	(4,353)	(1,078)
Net cash used in financing activities	(179,173)	(138,747)
Net increase (decrease) in cash, cash equivalents, and restricted cash	27,957	(4,272)
Cash, cash equivalents, and restricted cash, beginning of period	74,916	79,188
Cash, cash equivalents, and restricted cash, end of period	$102,873	$74,916

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months and year ended December 31, 2018 and 2017:

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income	$13,228	$27,602	$96,966	$76,235
Add: Interest expense	8,196	8,950	34,399	33,939
Income tax expense	78	1,619	1,095	3,089
Depreciation and amortization	18,651	18,978	75,585	76,230
Less: Interest income	(330)	—	(558)	—
Gain on sale of hotels	—	(6,102)	(33,109)	(6,102)
EBITDAre	39,823	51,047	174,378	183,391
Add: Non-cash amortization(1)	54	2	218	(74)
Less: Hilton Denver City Center change in management(2)	—	(13,769)	—	(13,769)
Adjusted Corporate EBITDAre	39,877	37,280	174,596	169,548
Add: Corporate general and administrative	4,470	5,252	18,992	19,050
Adjusted Hotel EBITDAre	44,347	42,532	193,588	188,598
Less: Adjusted Hotel EBITDAre of hotels sold(3)	—	(1,227)	(2,996)	(8,305)
Comparable Adjusted Hotel EBITDAre	$44,347	$41,305	$190,592	$180,293
Total revenue	$142,509	$142,655	$597,172	$598,267
Less: Total revenue of hotels sold(3)	—	(4,743)	(9,411)	(27,235)
Comparable total revenue	$142,509	$137,912	$587,761	$571,032

Comparable Adjusted Hotel EBITDAre Margin	31.1%	30.0%	32.4%	31.6%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

(2)
Reflects (1) a non-cash write-off of an unfavorable contract liability, (2) a settlement gain, and (3) transition-related expenses, all of which are in connection with the change in management at the Hilton Denver City Center (formerly the Denver Marriott City Center).

(3)	Reflects results of operations for the Hyatt Centric Santa Barbara, which was sold on July 26, 2018, and The Hotel Minneapolis, Autograph Collection, which was sold on November 8, 2017.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ended December 31, 2018 and 2017:

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income	$13,228	$27,602	$96,966	$76,235
Add: Depreciation and amortization	18,651	18,978	75,585	76,230
Less: Gain on sale of hotels	—	(6,102)	(33,109)	(6,102)
FFO	31,879	40,478	139,442	146,363
Less: Preferred share dividends	—	—	—	(5,274)
Write-off of issuance costs of redeemed preferred shares	—	—	—	(4,419)
Dividends declared on unvested time-based awards	(116)	(123)	(474)	(494)
Undistributed earnings allocated to unvested time-based awards	—	(20)	(9)	—
FFO available to common shareholders	31,763	40,335	138,959	136,176
Add: Write-off of issuance costs of redeemed preferred shares	—	—	—	4,419
Tax Cuts and Jobs Act income tax adjustment	—	1,057	—	1,057
Non-cash amortization(1)	54	2	218	(74)
Less: Hilton Denver City Center change in management(2)	—	(13,018)	—	(13,018)
AFFO available to common shareholders	$31,817	$28,376	$139,177	$128,560

FFO per common share:
Basic	$0.54	$0.68	$2.35	$2.31
Diluted	$0.53	$0.68	$2.34	$2.30

AFFO per common share:
Basic	$0.54	$0.48	$2.35	$2.18
Diluted	$0.54	$0.48	$2.34	$2.17
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

(2)
Reflects (1) a non-cash write-off of an unfavorable contract liability, (2) a settlement gain, and (3) transition-related expenses, all of which are in connection with the change in management at the Hilton Denver City Center (formerly the Denver Marriott City Center).

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months ending March 31, 2019 and year ending December 31, 2019:

	Three Months Ending March 31, 2019		Year Ending December 31, 2019
	Low	High	Low	High
Net income	$6,100	$7,450	$66,580	$72,580
Add: Interest expense	8,100	8,100	32,400	32,400
Income tax expense (benefit)	(2,450)	(2,250)	2,750	3,750
Depreciation and amortization	18,750	18,750	73,650	73,650
Less: Interest income	(200)	(200)	(800)	(800)
EBITDAre	30,300	31,850	174,580	181,580
Add: Non-cash amortization(1)	50	50	220	220
Adjusted Corporate EBITDAre	30,350	31,900	174,800	181,800
Add: Corporate general and administrative	4,900	5,100	18,700	19,700
Adjusted Hotel EBITDAre	$35,250	$37,000	$193,500	$201,500

Total revenue	$131,900	$134,650	$599,500	$610,500

Adjusted Hotel EBITDAre Margin	26.7%	27.5%	32.3%	33.0%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending March 31, 2019 and year ending December 31, 2019:

	Three Months Ending March 31, 2019		Year Ending December 31, 2019
	Low	High	Low	High
Net income	$6,100	$7,450	$66,580	$72,580
Add: Depreciation and amortization	18,750	18,750	73,650	73,650
FFO	24,850	26,200	140,230	146,230
Less: Dividends declared on unvested time-based awards	(120)	(120)	(480)	(480)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	24,730	26,080	139,750	145,750
Add: Non-cash amortization(1)	50	50	220	220
AFFO available to common shareholders	$24,780	$26,130	$139,970	$145,970
FFO per common share:
Basic	$0.42	$0.44	$2.35	$2.45
Diluted	$0.41	$0.44	$2.34	$2.44

AFFO per common share:
Basic	$0.42	$0.44	$2.36	$2.46
Diluted	$0.41	$0.44	$2.35	$2.45

Weighted-average number of common shares outstanding:
Basic	59,393	59,393	59,418	59,418
Diluted	59,823	59,823	59,615	59,615
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Hilton Denver City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
15	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
16	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
17	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
18	JW Marriott San Francisco Union Square	San Francisco, CA	344	October 1, 2014
19	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
20	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,279